Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	Merrill Lynch Variable Life Separate Account, SEC File No. 811-06225 (the “Registrant”)

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.

AB Variable Products Series Fund, Inc.	811-05398

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452

BlackRock Series Fund, Inc.	811-03091

BlackRock Series Fund II, Inc.	811-23345

BlackRock Variable Series Funds, Inc.	811-03290

BlackRock Variable Series Funds II, Inc.	811-23346

Columbia Funds Variable Series Trust II	811-22127

Davis Variable Account Fund, Inc.	811-09293

MFS Variable Insurance Trust	811-08326

PIMCO Variable Insurance Trust	811-08399

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (727) 299-1830 or Danna Wilson at (727) 557-3603.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods Esq.
Transamerica Life Insurance Company